UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of earliest event reported): June 12, 2003


                            NEW FRONTIER MEDIA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                       000-23697                      84-1084061
 -------------                 ---------------                -----------------
  (State of                   (Commission File                (IRS Employer I.D.
 Incorporation)                    Number)                        Number)


                             7007 Winchester Circle
                                    Suite 200
                             Boulder, Colorado 80301
                                 (303) 444-0900
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)


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Item 7.      Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.            Exhibits.
-----------            ---------
99.1                   Press Release issued by New Frontier Media, Inc. dated
                       June 12, 2003


Item 9.  Regulation FD Disclosure

The information contained in this report is being furnished pursuant to Item 12 under Item 9 of Form 8-K.

On June 12, 2003, New Frontier Media, Inc., a Colorado corporation (the "Registrant")issued the attached press release that includes financial information for the fourth quarter of fiscal 2003 and for the fiscal year ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The press release presents EBITDA - - a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that exclude amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Registrant has provided a reconciliation within the earnings release of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

EBITDA measures the amount of income generated each period by the Registrant that could be used to service debt, pay taxes and fund capital expenditures. It is important to note, however, that EBITDA does not represent cash provided or used by operating activities. EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

EBITDA is presented in the press release because the Registrant's management uses this information in evaluating the operating efficiency and overall financial performance of its business. The Registrant's management also believes that this information provides the users of the Registrant's financial statements a valuable insight into its operating results.










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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW FRONTIER MEDIA, INC.
                                          (Registrant)


June 12, 2003                             By: /S/ MICHAEL WEINER
                                          ----------------------------------
                                          Michael Weiner, President






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                                  EXHIBIT INDEX


Exhibit No.            Exhibits.
-----------            ---------

99.1                   Press Release issued by New Frontier Media, Inc. dated
                       June 12, 2003

















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